Exhibit 10(o)(o)

HP Inc.
Severance and
Long-Term Incentive Change in Control Plan
for Executive Officers
As amended and restated effective November 1, 2015

1.              Eligibility.  This Severance and Long-Term Incentive Change in Control Plan for Executive Officers (“Plan”) is applicable to individuals who are Executive Officers (as defined below), effective for terminations and Changes in Control occurring on or after November 1, 2015.  “Executive Officer” means a person who is employed by HP Inc. or a subsidiary (“HP”) and who (a) is an executive officer of HP within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended (“Section 16 Officer”) or a Participating EC Member (as defined below) on, or was a Section 16 Officer or a Participating EC Member within 90 days before, his or her termination of employment, or (b) is a Section 16 Officer or a Participating EC Member upon the occurrence of, or was a Section 16 Officer or a member of the Executive Committee within 90 days prior to, a Change in Control, as defined below.  A “Participating EC Member” is an individual who is (and remains) a member of the Executive Council but is not a Section 16 Officer, who is designated as eligible for the Plan by the Chief Executive Officer of HP and whose eligibility is approved by the HR & Compensation Committee of the Board of Directors of HP (such Board the “Board” and such Committee the “Committee”).

2.              Severance Benefits outside a Change in Control.  In the event of a Qualifying Termination (as defined below) prior to or more than 24 months following a Change in Control, and subject to the Executive Officer’s execution of a full release of claims in a form satisfactory to HP (“Release of Claims”) within 45 days following termination of employment, and provided there has been no revocation or attempted revocation of the Release of Claims during the statutory revocation period (the date after the lapse of such revocation period without a revocation or attempted revocation, the “Release Effective Date”) and subject to the terms of this Plan, an Executive Officer will be eligible for severance benefits consisting of (a) a cash severance payment, (b) a pro-rata annual bonus payment, (c) pro-rata vesting on any outstanding awards under a long-term incentive plan (“LTIP”)(each, an “Award”), and (d) a health benefit stipend, all as more fully described below.

(a)         Cash Severance:  The cash severance payment shall be calculated as a multiple of the sum of the Executive Officer’s (i) annual base salary as in effect immediately before termination of employment, and (ii) the average of the actual annual cash bonuses paid under the applicable annual bonus plan for the three fiscal years most recently completed (or actual completed fiscal years, if less) prior to termination of employment.

(i)            For an Executive Officer whose highest title held within 90 days before termination was Chief Executive Officer, the multiple shall be two; and

(ii)         For an Executive Officer whose highest title held within 90 days before termination was Executive 1, the multiple shall be 1.5. For avoidance of doubt the Executive 1 must also have been a Section 16 Officer or a Participating EC Member; and

(iii)      For an Executive Officer whose highest title held within 90 days before termination was Executive 2, the multiple shall be one.  For avoidance of doubt the Executive 2 must also have been a Section 16 Officer or a Participating EC Member.

(b)         Pro-Rata Annual Bonus:  The pro-rata annual bonus payment shall be calculated as a pro-rata portion of the annual (short-term) bonus for the fiscal year in which termination occurs, based on the number of days worked in the fiscal year in which termination occurs through the date of termination, divided by 365, and subject to actual performance on the applicable metrics, and to discretionary adjustments permitted under the applicable plan, as certified by the Committee following the end of the fiscal year.

(c)          Long-Term Incentive Awards:

(i)             Each separately-granted Award held by an Executive Officer at the time of his or her Qualifying Termination that vests solely based on service will receive pro-rata vesting based on the number of full months worked during the vesting period applicable to such Award.  Pro-rata vesting, where applicable, shall be applied separately to each separately-granted Award in its entirety and thus shall take into account amounts previously vested.

(ii)          Each separately-granted Award held by an Executive Officer at the time of his or her Qualifying Termination that vests solely based on performance will be deemed earned as of the end of the applicable performance period based on actual results as certified by the Committee, and subject to discretionary adjustments permitted under the applicable plan, if any, and will receive pro-rata vesting as described in the preceding sentence and application of the pro-rata vesting to the entire separately-granted Award, taking into account amounts, if any, previously vested.

(iii)       Vesting for Awards not specifically addressed above, including Awards subject to both time-based and performance-based vesting, may be illustrated in Appendix A, as amended from time to time.  Awards not specifically illustrated in Appendix A will be pro-rated by analogy to those illustrations.

(iv)      Vested stock options (including those becoming vested pursuant to Paragraph 2(c)(i), (ii), or (iii)) may be exercised until one year after the later of (A) termination of employment or (B) if under the terms of the option, performance after termination of employment will be applied to determine the amount of pro ration, the first business day following the date the applicable performance is certified; but in any case no later than the applicable expiration date.

(v)         Pro-rata vesting is based on the number of full calendar months worked during the vesting period applicable to such Award, counting the month of grant as one full month (i.e., January 15-March 31 is three months).

(vi)      The provisions of this Paragraph 2(c) shall be deemed incorporated into the Award agreement for the applicable Award, except to the extent it would be deemed an amendment violating Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) by accelerating payment or settlement of an Award, in which case the Award shall become vested as described above, but settlement shall not be accelerated, and settlement shall occur as initially provided in the Award agreement.  If an Executive Officer ceases to be an Executive Officer (including, in the case of a Participating EC Member, by ceasing to be a member of the EC) prior to termination of employment, the provisions of this Paragraph 2(c) shall be deemed removed from the Award agreement for the applicable Award on the 91st day after the individual ceases to be an Executive Officer, without the need for consent of the grantee, except to the extent such removal would be deemed an amendment violating Section 409A, in which case the provisions of this Paragraph 2(c) shall remain in effect with respect to such Award.

(d)         Health Benefit Stipend:  The health benefit stipend shall consist of the payment in a lump sum of an amount equal to the excess of 18 times one months’ COBRA premiums for continued group medical coverage at the rate in effect on the date of termination of employment (for the Executive Officer and his or her eligible dependents covered by the applicable HP group medical plan immediately prior to termination of employment) over 18 times the monthly amount payable by an active employee in the same plan as of the date of the Executive Officer’s termination of employment and with the same level of coverage.

3.              Severance Benefits in the event of a Change in Control. In the event of a Qualifying Termination, including a voluntary termination for Good Reason (each as defined below) within 24 months after a Change in Control (as defined below), and subject to his or her execution of a Release of Claims within

45 days following such termination of employment, and provided there occurs a Release Effective Date, and subject to the terms of this Plan, an Executive Officer will be eligible for severance benefits consisting of the following:

(a)         Severance Benefits.  (i) a cash severance payment, (ii) a pro-rata annual bonus payment, (iii) a health benefit stipend (each in the amounts described in Paragraph 2 above, except that the amount of the pro rata annual bonus payment will be calculated based on actual performance through the date of the Qualifying Termination; and (iv) vesting in accordance with sub-paragraph 3(b) of any then-outstanding Award granted after the Change in Control and any Replacement Award as defined in Paragraph 4(b), and settlement thereof in accordance with Paragraph 8.

(b)         Vesting.

(i)             Any such Award or Replacement Award of Options or stock appreciation rights (“SARs”) not subject to Section 409A, to the extent subject to time-based vesting shall become 100% vested upon the Qualifying Termination and to the extent subject, in whole or in part to performance-based vesting, shall become 100% vested at the target level of performance and in either event shall remain exercisable for 1 year after the Qualifying Termination, but in no event after the stated expiration date of the Award or Replacement Award.

(ii)          Any such Award or Replacement Award (other than Options or SARs, and whether or not subject to Section 409A) (A) that vests and is settled solely based on the performance of service will become 100% vested upon the Qualifying Termination; and (B) that vests in whole or in part based on performance, shall become 100% vested at the target level of performance.

4.              Effect of a Change in Control on Outstanding Long-Term Incentive Awards.  This Paragraph 4 provides for the treatment of long-term incentive awards that are outstanding on the date on which a Change in Control occurs.  Treatment depends, in part, on whether the Award is a “Replaceable 409A Award” (which is an Award (A) that is subject to Section 409A and that was granted either prior to November 1, 2015 or on or after November 1, 2015 but prior to the grantee’s becoming an Executive Officer, or (B) that is subject to 409A and the applicable Change in Control is not described in Section 6(e) (i.e., does not qualify under Section 409A));  a “409A Award” (which is an Award granted on or after November 1, 2015 that is subject to Section 409A and the Change in Control is described in Paragraph 6(e)); or a “Non-409A Award” (which is an Award that is not subject to Section 409A, regardless of when granted).  In general, subject to the specific terms of this Paragraph 4, (x) Non-409A Awards will receive accelerated vesting and be settled on the occurrence of a Change in Control unless a Replacement Award is granted, in which case the terms of the Replacement Award will apply; (y)  Replaceable 409A Awards will receive accelerated vesting and will be settled at the time and in the form provided under the terms of such Awards in effect prior to the Change in Control unless a Replacement Award is granted, in which case the terms of the Replacement Award will apply; and (z)  409A Awards will receive accelerated vesting and be settled on the occurrence of the Change in Control as described in Section 4(c), and will not be eligible to be replaced by Replacement Awards.

(a)         Immediate Vesting of Long-Term Incentive Awards that Are Not Assumed or Replaced. Notwithstanding any provision to the contrary under this Plan or any equity plan or LTIP maintained by HP, upon a Change in Control any then-outstanding Award held by an Executive Officer, other than a 409A Award, whether such Award is denominated and/or payable in equity securities of HP or denominated and/or payable in cash, shall be treated in accordance with sub-paragraph 4(a)(i), (ii), or (iii) below, except to the extent that another Award meeting the requirements of Paragraph 4(b) below (a “Replacement Award”) is provided to the Executive Officer to replace such Award (the “Replaced Award”).  For avoidance of doubt, Replacement Awards shall not be treated as provided in this paragraph 4(a).

Where no Replacement Award is granted or is to be granted, the following shall apply to an Award other than a 409A Award outstanding upon a Change in Control:

(i)             Outstanding Options and SARs.

A.            Not a Corporate Transaction or Corporate Transaction in which HP is the Survivor.  Upon a Change in Control that does not involve a Corporate Transaction or that does involve a Corporate Transaction in which HP is the surviving corporation, an Executive Officer’s then-outstanding Options and SARs that are not vested shall immediately become fully vested (and, to the extent applicable, all performance conditions shall be deemed satisfied as if target performance were achieved) and, if the Executive Officer does not have a Qualifying Termination, shall remain exercisable for the exercise period described in Paragraph 2(c)(iv) above.

B.            Corporate Transaction, HP Not the Survivor.  Upon a Change in Control that involves a Corporate Transaction in which HP is not the surviving corporation, one of the following shall apply, as the Committee shall determine in its discretion, provided, however, that all Executive Officers shall be treated the same with respect to similar Awards:

(I)              an Executive Officer’s then-outstanding Options and SARs shall become fully vested and shall be exercisable for such limited period of time prior to the Corporate Transaction as is deemed fair and equitable by the Committee and shall terminate at the effective time of the Corporate Transaction.  For performance-based Awards, all performance conditions shall be deemed satisfied as if target performance were achieved.  The Committee shall provide written notice of the limited period of accelerated exercisability of Options and SARs to all affected Executive Officers. The exercise of any Option or SAR whose exercisability is accelerated as provided in this Paragraph 4(a)(i)(B)(I) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation; or

(II)         an Executive Officer’s Options and SARs shall become fully vested (and in the case of Options and SARs subject in whole or in part to performance-based vesting all performance conditions shall be deemed satisfied as if target performance were achieved) and such Options and SARs shall be cancelled in exchange for the payment of an amount of cash (less normal withholding taxes) equal to the excess of (A) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of common stock of HP (“Share”) as a result of the Change in Control (or if HP shareholders do not receive any consideration as a result of the Change in Control, the fair market value, as determined by the Committee in its sole discretion, of a Share on the day immediately prior to the Change in Control) over (B) the exercise price of such Option or the grant price of the SAR, multiplied by the number of Shares subject to such Award.  No payment shall be made to an Executive Officer for any Option or SAR if the exercise price or grant price for such Option or SAR exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control that involves a Corporate Transaction (or if HP shareholders do not receive any consideration as a result of the Change in Control, the fair market value, as determined by the Committee in its sole discretion, of a Share on the day immediately prior to the Change in Control).

(III)    Notwithstanding the foregoing, for any Options or SARs that are Replaceable 409A Awards, if the foregoing treatment would violate Section 409A, such Options and SARs shall become fully vested (with any applicable performance measure deemed to be satisfied at the target level) and shall be converted, as of the date of the Change in Control, to a right to receive a cash payment on the required date of exercise, which payment shall be made on the required date of exercise under the terms of such Award as in effect prior to the Change in Control, equal to the amount described in Paragraph 4(a)(i)(B)(II) above.

(ii)         Outstanding Awards (other than Options and SARs) Subject Solely to Service-Based Vesting. Upon a Change in Control, an Executive Officer’s then-outstanding Awards (other than Options and SARs) that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Executive Officer (“Service-based Awards”)  shall become fully vested and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control; provided that in the case of a Replaceable 409A Award, settlement shall be made at the time and in the form provided under the terms of such Award in effect prior to the Change in Control.

(iii)      Outstanding Awards (other than Options and SARs) Subject to Performance-Based Vesting. Upon a Change in Control, an Executive Officer’s then-outstanding Awards (other than Options and SARs) that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions (“Performance-based Awards) shall immediately vest and all performance conditions shall be deemed satisfied with respect to the greater of (X) 100% of the Shares earned based on actual performance or (Y) the number of the Shares earned based on assumed target performance pro-rated based on the number of full calendar months the Executive Officer was employed by HP during the performance period applicable to such Award, counting the month of grant as one full month (i.e., January 15-March 31 is three months) and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control; provided that in the case of a Replaceable 409A Award, settlement shall be made at the time and in the form provided under the terms of such Award in effect prior to the Change in Control.

(b)         Definition of Replacement Award. An Award shall meet the conditions of this Paragraph 4(b) (and hence qualify as a Replacement Award) if: (i) it is of the same type of instrument as the Replaced Award; (ii) it has an intrinsic value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities of HP or its successor in the Change in Control or another entity that is affiliated with HP or its successor following the Change in Control; (iv) its terms and conditions comply with applicable regulations under Section 409A regarding substitutions and assumptions by reason of a corporate transaction; and (v) its other terms and conditions are not less favorable to the holder of the Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation or assumption of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Paragraph 4(b) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Notwithstanding the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

(c)          Treatment of 409A Awards.  This Paragraph 4(c) shall apply to 409A Awards (i.e., Awards subject to Section 409A when the applicable Change in Control is defined in Section 6(e)).  409A Awards shall be treated, in the case of Options or SARs, as described in Paragraph 4(a)(i)(B)(I) or (II)(regardless of whether HP is the survivor).  In the case of 409A Awards other than Options or

SARs, such 409A Awards shall become vested (with any applicable performance conditions being deemed satisfied with respect to the greater of (X) 100% of the Shares earned based on actual performance or (Y) the number of the Shares earned based on assumed target performance pro-rated based on the number of full calendar months the Executive Officer was employed by HP during the performance period applicable to such Award, counting the month of grant as one full month (i.e., January 15-March 31 is three months) and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following the Change in Control.  Awards subject to this Paragraph 4(c) shall not be eligible to be replaced by Replacement Awards or to be continued or assumed in connection with the Change in Control.

5.              Qualifying Termination and Good Reason.

(a)         An Executive Officer will be deemed to have incurred a Qualifying Termination for purposes of this plan if he or she is involuntarily terminated, as determined by the Committee, other than for Cause while holding Executive Officer status or within 90 days after having held Executive Officer status.  For purposes of this Plan, the term “Cause” shall mean an Executive Officer’s:

(i)             Material neglect (other than as a result of illness or disability) of his or her duties or responsibilities to HP; or

(ii)          Conduct (including action or failure to act) that is not in the best interest of, or is injurious to, HP.

An Executive Officer shall not be deemed to have engaged in conduct constituting Cause under this plan except by a majority vote of the members of the Board or an independent committee thereof.

(b)         For purposes of this plan, “Qualifying Termination” shall also include an Executive Officer’s voluntary termination of employment for “Good Reason” provided such termination occurs within 24 months after a Change in Control, where “Good Reason” means:

(i)             a material reduction in the Executive Officer’s position, authority, duties or responsibilities relative to such position, authority, duties or responsibilities immediately prior to the Change in Control; or

(ii)          a material reduction in the Executive Officer’s base salary or target bonus opportunity as in effect immediately prior to the Change in Control; or

(iii)       receipt of notice by the Executive Officer with regard to the mandatory relocation (other than by mutual agreement) of the office at which the Executive Officer is to perform the majority of his or her duties following the Change in Control to a location more than 50 miles from the location at which the Executive Officer performed such duties prior to the Change in Control; or

(iv)      the failure at any time of a successor to HP explicitly to assume and agree to be bound by this Plan.

(c)          Notwithstanding anything in this Plan to the contrary, no act, omission or event shall constitute grounds for a voluntary termination due to “Good Reason” unless:

(i)             the Executive Officer provides HP thirty (30) day advance written notice of his or her intent to termination employment for Good Reason which notice must describe the claimed act, omission or event giving rise to Good Reason (“Notice of Termination”); and

(ii)          The Notice of Termination is given within ninety (90) days of Executive Officer’s first actual knowledge of such act, omission or event;

(iii)      HP fails to cure such act, omission or event within the thirty (30) day period after receiving the Notice of Termination; and

(iv)      the Executive Officer’s termination of employment for Good Reason actually occurs at the end of such 30-day cure period if the Good Reason is not cured.

6.              Change in Control.  A Change in Control means the first to occur of any of the following:

(a)         A direct or indirect acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of shares which, together with other direct or indirect acquisitions or beneficial ownership by such Person, results in aggregate beneficial ownership by such Person of thirty percent (30%) or more of either (1) the then outstanding shares of common stock (the “Outstanding HP Common Stock”) of HP, or (2) the combined voting power of the then outstanding voting securities of HP (the “Outstanding HP Voting Securities”); excluding, however, the following: (i) any acquisition directly from HP, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from HP, (ii) any acquisition by HP or a wholly owned Subsidiary, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by HP or any entity controlled by HP, or (iv) any acquisition by any entity pursuant to a transaction which complies with Paragraphs 6 (c)(i), (ii) or (iii); or

(b)         A change in the composition of the Board over a 12-month period such that the individuals who, as of the date of the beginning of the period (the “Effective Incumbency Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the Effective Incumbency Date, whose election, or nomination for election by HPs stockholders, was approved by a vote of a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)          The consummation of a Corporate Transaction; excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding HP Common Stock and Outstanding HP Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities of the surviving or acquiring entity resulting from such Corporate Transaction or a direct or indirect parent entity of the surviving or acquiring entity (including, without limitation, an entity which as a result of such transaction owns HP or all or substantially all of HP’s assets either directly or through one or more subsidiaries) in substantially the same proportions (as compared to each other) as their ownership, immediately prior to such Corporate Transaction, of the Outstanding HP Common Stock and Outstanding HP Voting Securities, as the case may be, (ii) no Person (other than HP, any wholly owned subsidiary, any employee benefit plan (or related trust)) sponsored or maintained by HP, any entity controlled by HP, such surviving or acquiring entity resulting from such Corporate Transaction or any entity controlled by such surviving or acquiring entity or a direct or indirect parent entity of the surviving or acquiring entity that, after giving effect to the Corporate Transaction, beneficially owns, directly or indirectly, 100% of the outstanding voting securities of the surviving or acquiring entity) will beneficially own, directly or indirectly, twenty percent (30%) or more of, respectively, the outstanding shares of common stock (or comparable equity interests) of the entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction or (iii) individuals who were members of the Incumbent Board will constitute a majority of the members of the board of directors (or similar governing body) of the surviving or acquiring entity resulting from such Corporate Transaction or a direct or indirect parent entity of the surviving or acquiring entity. “Corporate Transaction” means (w) a dissolution or liquidation of HP, (x) a sale of all or substantially all of the assets of HP, (y) a merger or consolidation of HP with or into any other corporation, regardless of whether t HP is the surviving corporation, or (z) a statutory share exchange involving capital stock of HP.

(d)         For avoidance of doubt, the separation of Hewlett-Packard Company into HP Inc. and Hewlett Packard Enterprise shall not be a Change in Control under the Plan.

(e)          A Change in Control is described in this Paragraph 6(e) only if it would also constitute a “change in ownership” of HP, a “change in effective control” of HP, or a “change in ownership of a substantial portion of assets” of HP under Section 409A.

7.              Form and Time of Payment for Severance Benefits Outside a Change in Control.  Subject to the timely execution of the required Release of Claims, and the occurrence of the Release Effective Date, severance benefits provided under Paragraph 2 shall be paid in accordance with the following provisions:

(a)         Cash severance benefits under Paragraph 2(a) shall be paid to an Executive Officer in installments as follows:  25% of such cash severance benefits shall be paid no later than the 75th day following the date of an Executive Officer’s Qualifying Termination, and then 25% of such cash severance benefit on the 6th, 12th and 18th month anniversary of the date of such Qualifying Termination.

(b)         The pro-rata annual bonus under Paragraph 2(b) shall be paid at the time such bonuses are otherwise paid to participants in the applicable bonus plan; provided that if the Release Effective Date is after the date that the bonus would otherwise have been paid, such payment shall be made as soon as administratively practicable after the Release Effective Date, but in no event later than March 15 of the year following the year in which the bonus performance period ended.

(c)          The health benefit stipend under Paragraph 2(d) shall be paid to an Executive Officer on the same date the Executive Officer is paid the first installment of his or her cash severance under Paragraph (a) above.

(d)         Any Award entitled to pro rata vesting that would have otherwise become vested and been settled solely based on the performance of service will be settled, or in the case of an Award that is an option or SAR, accelerated vesting will occur, no later than the 75th day following the date of an Executive Officer’s Qualifying Termination.

(e)          Any Award entitled to pro rata vesting that would otherwise have become vested and been settled, in whole or in part, based on performance for which the applicable performance period has not ended on or prior to the Executive Officer’s Qualifying Termination will be settled (or in the case of an Award of options or SAR, accelerated vesting will occur) at the time such Award is otherwise settled for (or vests) for other holders of such Awards; provided that if the Release Effective Date is after the date that the Award would otherwise have been settled, such settlement or vesting shall occur no later than the 75th day following the date of the Release Effective Date.

All payments and benefits under this plan shall be subject to, and made net of, applicable deductions and withholdings.  Any payments and benefits under this plan shall be reduced by any severance benefit payable to the Executive Officer under any other HP plan, program or agreement.

All payments and benefits are subject to the Executive Officer’s continuing compliance with HP Agreement Regarding Confidential Information and Proprietary Developments (as reflected in the Release of Claims), and to HP’s policies on recoupment, as in effect from time to time.

8.              Form and Time of Payment for Severance Benefits in the event of a Change in Control.  Subject to the timely execution of the required Release of Claims, and the occurrence of the Release Effective Date, severance benefits provided under Paragraph shall be paid in accordance with the following provisions:

(a)         Cash severance benefits the pro-rata annual bonus, and the health benefit stipend under Paragraph 3(a) shall be paid to the Executive Officer in a lump sum no later than the 75th day following the Qualifying Termination.

(b)         Any Award, including a Replacement Award (to the extent vested under Paragraph 3) shall be settled, or in the case of an option or SAR, accelerated vesting will occur, no later than the 75th day following the date of an Executive Officer’s Qualifying Termination.

All payments and benefits under this plan shall be subject to, and made net of, applicable deductions and withholdings.  Any payments and benefits under this plan shall be reduced by any severance benefit payable to the Executive Officer under any other HP plan, program or agreement.

All payments and benefits are subject to the Executive Officer’s continuing compliance with HP Agreement Regarding Confidential Information and Proprietary Developments (as reflected in the Release of Claims), and to HP’s policies on recoupment, as in effect from time to time.

9.              Section 409A Provisions.  The term “termination of employment,” “termination,” “separation from service” and similar terms shall mean a “separation from service” within the meaning of Section 409A.

Any amounts payable solely on account of an “involuntary” separation from service within the meaning of Section 409A shall be, to the maximum extent possible, excludible from the requirements of Section 409A, either as involuntary separation pay or as short-term deferral amounts.  For purposes of Section 409A, each payment of compensation under the plan shall be treated as a separate payment of compensation.

Any reimbursements or in-kind benefits provided under the plan shall be made or provided in accordance with the requirements of Section 409A, including, where applicable, the requirement that (a) any reimbursement is for expenses incurred during the period of time specified in the Agreement, (b) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (c) the reimbursement of an eligible expense will be made no later than the last day of the calendar year following the year in which the expense is incurred, and (d) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.

If payment of any amount of nonqualified deferred compensation is triggered by a separation from service that occurs while the Executive Officer is a specified employee (as such term is defined in Section 409A), and if such amount is scheduled to be paid within six months after such separation from service, the amount shall accrue without interest and shall be paid the first business day after the end of such six-month period, or, if earlier, within 15 days after the appointment of the personal representative or executor of the Executive Officer’s estate following the Executive Officer’s death.

If the maximum period within which the Executive Officer must sign and not revoke the Release of Claims would begin in one calendar year and expire in the following calendar year, then any payments contingent on the occurrence of the Release Effective Date shall be made in such following calendar year (regardless of the year of execution of such release) if payment in such following calendar year is required in order to comply with Section 409A.  If the Release Effective Date has not occurred by the 53rd day following termination of employment, the Executive Officer will not be entitled to any amounts or accelerated vesting that are subject to the timely execution of the Release of Claims and the occurrence of the Release Effective Date.

For avoidance of doubt, if an Executive Officer’s Award or Replacement Award is subject to Section 409A, and the vesting or settlement acceleration provisions of the Plan would cause the Award to be subject to additional tax and interest penalties under Section 409A (including but not limited to the Award’s being deemed amended by the terms of the Plan after it was granted), then the Committee shall not settle such Award (or Replacement Award) on an accelerated basis.

Notwithstanding the foregoing, HP does not make any guarantees or other assurances of any kind with respect to the tax consequences or treatment of any amounts paid or payable to him under this plan.

10.       Effect on Other Benefits; At-Will Status.  Payments under this plan shall not be considered compensation for purposes of any other compensation or benefit plan, program, or agreement of HP or its affiliates.  All other compensation and benefit plans and programs shall be governed by the applicable HP plan or agreement. This plan does not create an employment relationship for any fixed term.

11.       Effective Date; Administration of Plan.  The Plan was originally effective October 31, 2003, was amended and restated effective for terminations occurring after November 1, 2011, and is further amended and restated as set forth herein, effective for terminations occurring after November 1, 2015.  The Plan may be amended or terminated at any time by the Committee or the Board, in their discretion; provided that (a) no right to payments or benefits in pay status may be cut back without the consent of the affected Executive Officer, and (b) no amendment that would have the effect of reducing payments or benefits under Paragraph 3 Severance Benefits in the event of a Change in Control may take effect prior to the second anniversary of a Change in Control.

The Committee shall have full authority, in its discretion to interpret and apply the provisions of the plan, to establish rules and procedures applicable to the Plan, to resolve any ambiguity, correct any defect or supply any omission; to make such adjustments or modifications as the Committee deems appropriate for Executive Officers who are working outside the United States as are advisable to fulfill the purposes of the plan or to comply with applicable local law’ and to take any other action it deems necessary or advisable for administration of the Plan.

This plan is intended to be consistent with the Board’s policy regarding severance agreements for senior executives, as adopted by resolutions dated July 18, 2003 (the “Resolutions”), and the benefits provided for hereunder, exclusive of “permitted benefits” (as defined in the Resolutions), do not exceed 2.99 times the sum of any eligible executive’s base salary plus bonus as in effect immediately prior to separation from employment.  The Committee may take such action as is necessary to implement and administer this plan consistent with such intent of the Board.

12.       Clawback.  Any amounts payable under the Plan are subject to any policy providing for clawback, recoupment or recovery of amounts that were paid to an Executive Officer as established from time to time by the Committee and adopted prior to a Change in Control or required by applicable law.  The HP shall make any determination for clawback, recoupment or recovery in its sole discretion and in accordance with any such policy and applicable law or regulation.

13.       Best Net. It is the object of this paragraph to provide for the maximum after-tax income to each Executive Officer with respect to any payment or distribution to or for the benefit of the Executive Officer, whether paid or payable or distributed or distributable pursuant to the Plan or any other plan, arrangement or agreement, that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (“Code”) or any similar federal, state or local tax that may hereafter be imposed (a “Payment”) (Section 4999 of the Code or any similar federal, state or local tax are collectively referred to as the “Excise Tax”).  Accordingly, before any Payments are made under this Plan, a determination will be made as to which of two alternatives will maximize such Executive Officer’s after-tax proceeds, and HP must notify the Executive Office in writing of such determination.  The first alternative is the payment in full of all Payments potentially subject to the Excise Tax.  The second alternative is the payment of only a part of the Executive Officer’s Payments so that the Executive Officer receives the largest payment and benefits possible without causing the Excise Tax to be payable by the Executive Officer.  This second alternative is referred to in this paragraph as “Limited Payment”.  The Executive Officer’s Payments shall be paid only to the extent permitted under the alternative determined to maximize the Executive Officer’s after-tax proceeds, and the Executive Officer shall have no rights to any greater payments on his or her Payments.  If Limited Payment applies, Payments shall be reduced in a manner that would not result in the Executive Officer incurring an additional tax under Section 409A.

(a)         Accordingly, Payments not constituting nonqualified deferred compensation under Section 409A shall be reduced first, in this order but only to the extent that doing so avoids the Excise Tax (e.g., accelerated vesting or payment provisions in an Award will be ignored to the extent that such provisions would trigger the Excise Tax):

(i)             Payment of the severance amounts under Paragraph 3 hereof to the extent such payments do not constitute deferred compensation under Section 409A.

(ii)          Performance-based Awards, but excluding Performance-based Awards subject to Section 409A.

(iii)       Service-based Awards, but excluding Service-based Awards subject to Section 409A.

(iv)      Awards of Options and SARs under a HP LTIP.

(b)         Then, if the foregoing reductions are insufficient, Payments constituting deferred compensation under Section 409A shall be reduced, in this order:

(i)             Payment of the severance amounts under Paragraph 3 hereof to the extent such payments constitute deferred compensation under Section 409A.

(ii)          Performance-based Awards subject to Section 409A.

(iii)       Service-based Awards subject to Section 409A.

In the event of conflict between the order of reduction under this Plan and the order provided by any other HP document governing a Payment, then the order under this Plan shall control.

All determinations required to be made under this Paragraph 13 shall be made by HP’s external auditor (the “Accounting Firm”) which shall provide detailed supporting calculations both to HP and the Executive Officer within ten (10) business days of the termination of employment giving rise to benefits under the Plan, or such earlier time as is requested by HP.  All fees, costs and expenses (including, but not limited to, the costs of retaining experts) of the Accounting Firm shall be borne by HP.  In the event the Accounting Firm determines that the Payments shall be reduced, it shall furnish the Executive Officer with a written opinion to such effect.  The determination by the Accounting Firm shall be binding upon HP and the Executive Officer.

APPENDIX A

Vesting Examples for Specific Awards

Performance-Contingent Stock Options (PCSOs) With 2-Part Service Vesting

(Generally granted prior to September 18, 2013)

Assumptions regarding Award design:

The vesting terms of the PCSO are as follows:  50% of the PCSO will vest, if at all, on the later to occur of the second anniversary of the grant date, with continued service, or the satisfaction of a 20% share price increase within four years of the grant date, with continued service.

The remaining 50% of the PCSO will vest, if at all, on the later to occur of the third anniversary of the grant date, with continued service, or the satisfaction of a 40% share price increase within four years of the grant date, with continued service.

Upon termination of the Executive Officer’s employment prior to the PCSOs’ becoming 100% vested, the Executive Officer is entitled to “pro rata vesting” of the PCSO Award.

Assume an Executive Officer is granted 12,000 PCSOs.

The rules of proration are as follows:

1.                                      If, upon termination of the Executive Officer’s employment, neither share price component has been satisfied, none of the Stock Options vest, regardless of what portion of the service component has been satisfied.

2.                                      Assume both the 20% and 40% price share components are satisfied prior to the Executive Officer’s termination of employment.  Assume the Executive Officer has a Qualifying Termination prior to the third anniversary of the grant date.  The PCSOs will vest pro rata based on number of full months elapsed from the grant date to the date of termination of employment, divided by the number of months in the service period (in this example 36 months) taking into account the number of PCSOs previously vested, if any, as illustrated below:

Pro-ration of PCSOs With 2-Part Service Vesting

Both 20% and 40% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	2,000 PCSOs become vested: 6/36 x 12,000 = 2,000.

12 months after the Grant Date	4,000 PCSOs become vested: 12/36 x 12,000 = 4,000

18 months after the Grant Date	6,000 PCSOs become vested: 18/36 x 12,000 = 6,000

Pro-ration of PCSOs With 2-Part Service Vesting

Both 20% and 40% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

24 months after the Grant Date	2,000 additional PCSOs become vested: 24/36 x 12,000 = 8,000 minus the 6,000 that became vested on the second anniversary of the grant date.

30 months after the Grant Date	4,000 additional PCSOs become vested: 30/36 x 12,000 = 10,000, minus the 6,000 that vested on the second anniversary of the grant date.

3.                                      Assume the 20% share price component is satisfied 15 months after the grant date.  The 40% share price component has not been satisfied when the Executive Officer terminates employment. Upon termination of the Executive Officer’s employment, the PCSOs shall vest pro rata based on number of full months elapsed from the grant date to the date of termination of employment (not to exceed 36), divided by the number of months in the service period (in this example 36 months) taking into account the number of PCSOs previously vested, if any, as illustrated below:

Pro-ration of PCSOs With 2-Part Service Vesting

Only the 20% Share Price Component is Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	Zero (0) PCSOs become vested under the pro ration rules because neither share price component has been satisfied.

12 months after the Grant Date	Zero (0) PCSOs become vested under the pro ration rules because neither share price component has been satisfied.

18 months after the Grant Date	3,000 PCSOs become vested under the proration rules: 18/36 of the 6,000 PCSOs subject to the 20% share price component.

24 months after the Grant Date	Zero (0) additional PCSOs become vested because the 6,000 PCSOs eligible to vest on satisfaction of the 20% share price component automatically vested on the second anniversary of the grant date.

30 months after the Grant Date	Zero (0) additional PCSOs become vested: All of the 6,000 PCSOs eligible to vest became vested on the second anniversary of the grant date.

Performance-Contingent Stock Options (PCSOs) With 3-Part Service Vesting

(Generally granted on or after September 18, 2013)

Assumptions regarding Award design:

The vesting terms of the PCSO are as follows:

One-third of the PCSO will vest, if at all, on the later to occur of the first anniversary of the grant date, with continued service, or the satisfaction of a 20% share price increase within four years of the grant date, with continued service.

One-third of the PCSO will vest, if at all, on the later to occur of the second anniversary of the grant date, with continued service, or the satisfaction of a 20% share price increase within four years of the grant date, with continued service.

The remaining one-third of the PCSO will vest, if at all, on the later to occur of the third anniversary of the grant date, with continued service, or the satisfaction of a 40% share price increase within four years of the grant date, with continued service.

Upon termination of the Executive Officer’s employment prior to the PCSOs’ becoming 100% vested, the Executive Officer is entitled to “pro rata vesting” of the PCSO Award.

Assume the Executive Officer is granted 12,000 PCSOs.

The rules of proration are as follows:

1.                                      If, upon termination of the Executive Officer’s employment, neither share price component has been satisfied, none of the Stock Options vest, regardless of what portion of the service component has been satisfied.

2.                                      Assume both the 20% and 40% price share components are satisfied prior to the Executive Officer’s termination of employment.  Assume the Executive Officer has a Qualifying Termination prior to the third anniversary of the grant date.  The PCSOs will vest pro rata based on number of full months elapsed from the grant date to the date of termination of employment, divided by the number of months in the service period (in this example 36 months) taking into account the number of PCSOs previously vested, if any, as illustrated below:

Pro-ration of PCSOs With 3-Part Service Vesting

Both 20% and 40% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	2,000 PCSOs become vested: 6/36 x 12,000 = 2,000.

12 months after the Grant Date

Zero (0) additional PCSOs become vested under the pro ration rules because the 4,000 PCSOs eligible to vest after 1 year if the 20% share price component was satisfied automatically became vested on the first anniversary of

Pro-ration of PCSOs With 3-Part Service Vesting

Both 20% and 40% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

the Grant Date.

15 months after the Grant Date	1,000 additional PCSOs become vested: 15/36 x 12,000 = 5,000 minus the 4,000 that vested on the first anniversary of the Grant Date.

18 months after the Grant Date	2,000 additional PCSOs become vested: 18/36 x 12,000 = 6,000 minus the 4,000 that vested on the first anniversary of the grant date

24 months after the Grant Date	Zero (0) additional PCSOs become vested because 24/36 x 12,000 = 8,000 minus the 8,000 that vested on the first and second anniversaries grant date (4,000 each anniversary).

30 months after the Grant Date	2,000 additional PCSOs become vested: 30/36 x 12,000 = 10,000 minus the 8,000 that vested on the first and second anniversaries of the grant date.

3.                                      Assume the 20% share price component is satisfied 15 months after the grant date.  The 40% share price component has not been satisfied when the Executive Officer terminates employment. Upon termination of the Executive Officer’s employment, the PCSOs shall vest pro rata based on number of full months elapsed from the grant date to the date of termination of employment (not to exceed 36), divided by the number of months in the service period (in this example 36 months) taking into account the number of PCSOs previously vested, if any, as illustrated below:

Pro-ration of PCSOs With 3-Part Service Vesting

Only the 20% Share Price Component is Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	Zero (0) PCSOs become vested: Neither share price component has been satisfied.

12 months after the Grant Date	Zero (0) PCSOs become vested: Neither share price component has been satisfied.

15 months after the Grant Date	1,000 additional PCSOs become vested: 15/36 x 12,000 = 5,000 minus the 4,000 that vested upon the 20% share price component being met.

Pro-ration of PCSOs With 3-Part Service Vesting

Only the 20% Share Price Component is Satisfied

18 months after the Grant Date	2,000 additional PCSOs become vested: 18/36 x 12,000 = 6,000 minus the 4,000 already vested.

24 months after the Grant Date	Zero (0) additional PCSOs become vested: All of the 8,000 PCSOs eligible to vest on satisfaction of the 20% share price component became vested on the second anniversary of the grant date.

30 months after the Grant Date	Zero (0) additional PCSOs become vested: All of the 8,000 PCSOs eligible to vest became vested on the second anniversary of the grant date.

Performance-Contingent Stock Options (PCSOs) With 3-Part Service Vesting and 7-year TSR-Contingent Vesting

(Generally granted on or after December 11, 2013)

Assumptions regarding Award design:

The vesting terms of the PCSO are as follows:

One-third of the PCSO will vest on the later to occur of the first anniversary of the grant date, with continued service, or the satisfaction of a 10% share price increase within two years after the grant date, with continued service.  (“10% Tranche”)

One-third of the PCSO will vest on the later to occur of the second anniversary of the grant date, with continued service, or the satisfaction of a 20% share price increase within three years after the grant date, with continued service.  (“20% Tranche”)

The remaining one-third of the PCSO will vest on the later to occur of the third anniversary of the grant date, with continued service, or the satisfaction of a 30% share price increase within four years of the grant date, with continued service.  (“30% Tranche”)

Regardless of whether any of the share-price increases are timely satisfied, the PCSO will vest in full on the 7th anniversary of the grant date, with continued service, if HP’s 7-year TSR, measured from the first day of the year in which the grant was made to the 7th anniversary of such first day, meets or exceeds the 55th percentile of the S&P 500 TSR over the same period.

Upon a Qualifying Termination of the Executive Officer’s employment prior to the PCSOs becoming 100% vested, the Executive Officer is entitled to “pro rata vesting” of the PCSO Award.  The PCSO will be forfeited to the extent the share price performance has not been met.  There will be no pro ration based solely on a 7-year service period.  The proration, if any, will be in the proportion the number of months of service in the service period (not to exceed 36) bears to 36 months.

EXAMPLES:

Assume the Executive Officer is granted 12,000 PCSOs.

The rules of proration are as follows:

1.                                      No price components satisfied.  If, upon termination of the Executive Officer’s employment, none of the share price components has been satisfied, none of the PCSOs vest, regardless of what portion of the performance period has been served.

2.                                      All price components satisfied.  Assume each of the 10%, 20% and 30% price components have been satisfied prior to the Executive Officer’s Qualifying Termination.  Assume the Executive Officer has a Qualifying Termination prior to the fourth anniversary of the grant date.  The PCSOs will vest pro rata based on the number of full months elapsed from the grant date to the date of the Qualifying Termination (not to exceed 36), divided by 36 months, taking into account the number of PCSOs previously vested, if any, as illustrated below:

TABLE 1

Pro-ration of PCSOs With 3-Part Service Vesting and 7-Year TSR-Contingent Vesting

Each of 10%, 20%, and 30% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	2,000 PCSOs become vested: 6/36 x 12,000 shares = 2,000.

12 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically become vested on the first anniversary of the grant date because the 10% Tranche service and share price components were met.

18 months after the Grant Date	2,000 additional PCSOs become vested: 18/36 x 12,000 shares = 6,000 minus the 4,000 that vested on the first anniversary of the grant date.

21 months after the Grant Date	3,000 additional PCSOs become vested: 21/36 x 12,000 = 7,000, minus the 4,000 that vested on the first anniversary of the grant date.

24 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically become vested on the second anniversary of the grant date because the 20% service and share price components were met. (4,000 shares already vested on the first anniversary of the grant date.)

TABLE 1

Pro-ration of PCSOs With 3-Part Service Vesting and 7-Year TSR-Contingent Vesting

Each of 10%, 20%, and 30% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

30 months after the Grant Date	2,000 additional PCSOs become vested: 30/36 x 12,000 = 10,000 minus the 8,000 that vested on the first and second anniversaries of the grant date. (4,000 on each anniversary.)

3.                                      Some but not all share price components satisfied.  Assume the 10% share price component is satisfied 12 months after the grant date and the 20% share price component is satisfied 20 months after the grant date.  The 30% share price component has not been satisfied when the Executive Officer’s Qualifying Termination occurs. Upon the Qualifying Termination, the PCSOs shall vest pro rata (not more than 100%) based on number of full months elapsed from the grant date to the date of the Qualifying Termination (not to exceed 36), divided by 36 months, taking into account the number of PCSOs previously vested, if any, as illustrated below:

TABLE 2

Pro-ration of PCSOs With 3-Part Service Vesting and 7-Year Contingent TSR Vesting

Only the 10% and 20% Share Price Components are Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	Zero (0) PCSOs become vested: No share price component has been satisfied.

12 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically become vested on the first anniversary of the grant date because the 10% Tranche service and share price components were met.

18 months after the Grant Date	Zero (0) additional PCSOs become vested because the 20% Tranche share price component has not been met. (4,000 PCSOs became vested on the first anniversary of the grant date.)

21 months after the Grant Date	3,000 additional PCSOs become vested: 21/36 x 12,000 = 7,000 minus the 4,000 that vested on the first anniversary of the grant date.

TABLE 2

Pro-ration of PCSOs With 3-Part Service Vesting and 7-Year Contingent TSR Vesting

Only the 10% and 20% Share Price Components are Satisfied

24 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically become vested on the second anniversary of the grant date because the 20% service and share price components were met. (4,000 shares already vested on the first anniversary of the grant date.)

30 months after the Grant Date	No additional PCSOs become vested because the 30% Tranche share price component has not been met.

Performance-Adjusted RSUs (PARSUs) With 3-Part Service Vesting

(Generally granted on or after December 11, 2013)

Assumptions regarding Award design:

The vesting terms of the PARSU Award are as follows:

A portion of Segment 1 of the PARSUs will vest when performance for that segment is certified at the end of the 2-year period, with continued service.  The portion becoming vested will depend on performance against 2-year ROIC and 2-year TSR targets, and will range from 0% to 200% of the target number of Segment 1 PARSUs.

A portion of Segment 2 of the PARSUs will vest when performance for that segment is certified at the end of the 3-year period, with continued service.  The portion becoming vested will depend on performance against 3-year ROIC and 3-year TSR targets, and will range from 0% to 200% of the target number of Segment 2 PARSUs.

Upon the Executive Officer’s Qualifying Termination prior to the PARSUs becoming 100% vested, the Executive Officer is entitled to “pro rata vesting” of the PARSU Award.  In this case, the service period and the performance period for each Segment are the same, as illustrated below:

Applicable Segment	Performance Period	Service Period
Segment 1	2 years	2 years
Segment 2	3 years	3 years

The rules of proration are as follows:

1.                                      For each Segment, if the Executive Officer’s termination of employment occurs prior to the end of the applicable performance period, the PARSU will vest pro rata at the end of the relevant segment, based on the number of full months elapsed from the beginning of the relevant segment to the date of the Qualifying Termination, divided by the number of months in the relevant segment.

These rules can be illustrated as follows:

Pro-ration of PARSUs With 2-Segment Performance/Service Periods

Performance-Adjusted RSUs

Termination of Employment	Number of PARSUs Vested

6 months after the beginning of the performance period

Segment 1: 25% of the PARSUs that would have been earned become vested (6/24) at the end of the 2-year performance period.

Segment 2: 16.66% of the PARSUs that would have been earned become vested (6/36) at the end of the 3-year performance period.

12 months after the beginning of the performance period

Segment 1: 50% of the PARSUs that would have been earned become vested (12/24) at the end of the 2-year performance period.

Segment 2: 33.33% of the PARSUs that would have been earned become vested (12/36) at the end of the 3-year performance period.

24 months after the beginning of the performance period

Segment 1: Zero (0) additional PARSUs become vested because the Segment 1 PARSUs earned became vested automatically at the end of the 2-year performance period.

Segment 2: 66.67% of the PARSUs that would have been earned become vested (24/36) at the end of the 3-year performance period.

30 months after the beginning of the performance period

Segment 1: Zero (0) additional PARSUs become vested because the Segment 1 PARSUs earned became vested automatically at the end of the 2-year performance period.

Segment 2: 83.33% of the PARSUs that would have been earned become vested (30/36) at the end of the 3-year performance period.

Performance-Contingent Stock Options (PCSOs) With 3-Part Service Vesting

(Generally granted on or after December 10, 2014)

Assumptions regarding Award design:

The vesting terms of the PCSO are as follows:

One-third of the PCSO will vest on the later to occur of the first anniversary of the grant date, with continued service, or the satisfaction of a 10% share price increase within two years after the grant date, with continued service.  (“10% Tranche”)

One-third of the PCSO will vest on the later to occur of the second anniversary of the grant date, with continued service, or the satisfaction of a 20% share price increase within three years after the grant date, with continued service.  (“20% Tranche”)

The remaining one-third of the PCSO will vest on the later to occur of the third anniversary of the grant date, with continued service, or the satisfaction of a 30% share price increase within four years of the grant date, with continued service.  (“30% Tranche”)

Upon a Qualifying Termination of the Executive Officer’s employment prior to the PCSOs becoming 100% vested, the Executive Officer is entitled to “pro rata vesting” of the PCSO Award;  provided the applicable share-price component has been satisfied prior to the Qualifying Termination.  The PCSO will be forfeited to the extent the share price performance has not been met.  The proration, if any, will be in the proportion the number of months of service in the service period (not to exceed 36) bears to 36 months.

EXAMPLES:

Assume the Executive Officer is granted 12,000 PCSOs.

The rules of proration are as follows:

1.                                      No price components satisfied.  If, upon termination of the Executive Officer’s employment, none of the share price components has been satisfied, none of the PCSOs vest, regardless of what portion of the performance period has been served.

2.                                      All price components satisfied.  Assume each of the 10%, 20% and 30% price components have been satisfied prior to the Executive Officer’s Qualifying Termination.  Assume the Executive Officer has a Qualifying Termination prior to the fourth anniversary of the grant date.  The PCSOs will vest pro rata based on the number of full months elapsed from the grant date (not to exceed 36) to the date of the Qualifying Termination, divided by 36 months, taking into account the number of PCSOs previously vested, if any, as illustrated below:

TABLE 1

Pro-ration of PCSOs With 3-Part Service Vesting

Each of 10%, 20%, and 30% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	2,000 PCSOs become vested: 6/36 x 12,000 shares =

TABLE 1

Pro-ration of PCSOs With 3-Part Service Vesting

Each of 10%, 20%, and 30% Share Price Components Satisfied

Termination of Employment	Number of Option Shares Vested

2,000.

12 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically became vested on the first anniversary of the grant date because the 10% Tranche service and share price components were met.

18 months after the Grant Date	2,000 additional PCSOs become vested: 18/36 x 12,000 shares = 6,000 minus the 4,000 that vested on the first anniversary of the grant date.

21 months after the Grant Date	3,000 additional PCSOs become vested: 21/36 x 12,000 = 7,000 minus the 4,000 that vested on the first anniversary of the grant date.

24 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically became vested on the second anniversary of the grant date because the 20% Tranche service and share price components were met. (4,000 shares already vested on the first anniversary of the grant date.)

30 months after the Grant Date	2,000 additional PCSOs become vested: 30/36 x 12,000 = 10,000 minus the 8,000 that vested on the first and second anniversaries of the grant date. (4,000 on each anniversary.)

3.                                      Some but not all share price components satisfied.  Assume the 10% share price component is satisfied 12 months after the grant date and the 20% share price component is satisfied 20 months after the grant date.  The 30% share price component has not been satisfied when the Executive Officer’s Qualifying Termination occurs. Upon the Qualifying Termination, the PCSOs shall vest pro rata (not more than 100%) based on number of full months elapsed from the grant date to the date of the Qualifying Termination (not to exceed 36), divided by 36 months, taking into account the number of PCSOs previously vested, if any, as illustrated below:

TABLE 2

Pro-ration of PCSOs With 3-Part Service Vesting

Only the 10% and 20% Share Price Components are Satisfied

Termination of Employment	Number of Option Shares Vested

6 months after the Grant Date	Zero (0) PCSOs become vested: No share price component has been satisfied.

12 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically became vested on the first anniversary of the grant date because the 10% Tranche service and share price components were met.

18 months after the Grant Date	Zero (0) additional PCSOs become vested because the 20% Tranche share price component has not been met. (4,000 PCSOs became vested on the first anniversary of the grant date.)

21 months after the Grant Date	3,000 additional PCSOs become vested: 21/36 x 12,000 = 7,000 minus the 4,000 already vested on the first anniversary of the grant date.

24 months after the Grant Date

Zero (0) additional PCSOs become vested under the proration rules. 4,000 PCSOs automatically became vested on the second anniversary of the grant date because the 20% Tranche service and share price components were met. (An additional 4,000 PCSOs became vested on the first anniversary of the grant date.)

30 months after the Grant Date	Zero (0) additional PCSOs become vested because the 30% Tranche share price component has not been met.